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                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                  BARRISTER INFORMATION SYSTEMS CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  BARRISTER INFORMATION SYSTEMS CORPORATION
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

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                           AMENDED PRELIMINARY PROXY


                   BARRISTER INFORMATION SYSTEMS CORPORATION

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 1, 1996


A Special Meeting of Shareholders of Barrister Information Systems Corporation (the "Company") will be held at the Company's headquarters, 465 Main Street, Suite 700, Buffalo, New York 14203, on March 1, 1996 at 10:00 a.m., local time, for the following purpose:

         1. To approve an Amendment to the Company's Certificate of Incorporation and By-Laws to increase the Company's authorized Common Stock from 10,000,000 to 20,000,000 shares and for approval to issue Common Stock equal to 20% or more of the then presently outstanding stock for less than the market value of the stock.

         2. To transact such other business as may properly come before the meeting.

The close of business on February 7, 1996 has been fixed as the record date for determining the Shareholders entitled to notice, and to vote at the Special Meeting.

                                By order of the Board of Directors,



                                Mark C. Donadio
                                Secretary


February 8, 1996


WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                   BARRISTER INFORMATION SYSTEMS CORPORATION

                                465 MAIN STREET
                            BUFFALO, NEW YORK 14203
                                (716)  845-5010
                        ____________________________

                                PROXY STATEMENT

                        ____________________________


                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                                 MARCH 1, 1996
                        ____________________________


                                    GENERAL


This Proxy Statement and accompanying form of proxy have been mailed on or ________________________ about to all holders of record on February 7, 1996 of Common Stock, par value $.24 per share ("Common Stock") of Barrister Information Systems Corporation, a New York corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at a Special Meeting of Shareholders to be held on March 1, 1996 and at any adjournment or postponements thereof.

Shares represented by an effective proxy in the accompanying form, unless contrary instructions are specified in the proxy, will be voted FOR the proposal set forth in the accompanying Notice of Special Meeting of Shareholders. Proxies marked as abstaining (including proxies containing broker non-votes) on the proposal will be treated as present at the Special Meeting for the purpose of determining a quorum, but will not be counted as votes cast on such matter. Any proxy may be revoked at any time before it is voted. A Shareholder may revoke his/her proxy by executing another proxy at a later date, by notifying the Secretary of the Company in writing of his/her revocation, or by attending and voting at the Special Meeting. Revocation is effective only upon receipt of notice by the Secretary.

The Company will bear the cost of soliciting proxies by the Board of Directors. The Board of Directors may use the services of the Company's executive officers and certain directors to solicit proxies from Shareholders in person and by mail, telegram and telephone, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. In addition, the Company will request brokers, nominees and others to forward proxy materials to their principals and to obtain authority to execute proxies. The Company will reimburse such brokers, nominees and others for their reasonable out-of-pocket and clerical expenses incurred by them in so doing.





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





The securities entitled to vote at the Special Meeting are shares of Common Stock. Each share of Common Stock is entitled to one vote. The close of business on February 7, 1996 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. At that date 6,197,972 shares of Common Stock were outstanding.




                                 PROPOSAL NO. 1

                                AMENDMENT TO THE
                          CERTIFICATE OF INCORPORATION
                  TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                                OF COMMON STOCK


The Company is seeking to raise additional capital. In order to raise capital, the Company expects that it will be required to issue or sell Common Stock or securities convertible into Common Stock.

On January 26, 1996, the Board of Directors approved, subject to Shareholder approval, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from the present 10,000,000 to 20,000,000 and to obtain shareholder approval for the Company to sell or issue Common Stock (or securities convertible into Common Stock) equal to 20% or more of the then presently outstanding stock for less than the greater of book or market value of the stock.

Of the 10,000,000 shares of Common Stock presently authorized, as of January 26, 1996, there were 6,197,972 shares issued and outstanding and 569,500 shares reserved for issuance upon the exercise or grant of stock options under the Company's 1989 Stock Incentive Plan.

The Board of Directors believes that the number of shares of Common Stock available for issuance is insufficient for possible future transactions, such as acquisitions, mergers, stock sales or other financing arrangements.

The proposed amendment, if adopted, would make an additional 10,000,000 shares of Common Stock available for issuance from time to time without further shareholder approval, unless such approval is required by law or by rules and regulations of the American Stock Exchange. The Company has long believed that a stronger balance sheet is important to its strategic objectives. Accordingly, the Company is exploring with its financial advisors the existence of opportunities for the Company in the securities markets. Should an opportunity emerge which Management of the Company believes should be realized upon, any delay resulting from the need to obtain Shareholder approval for an increase in the Company's authorized Common Stock at that time may preclude the Company from taking advantage of such opportunity. Accordingly, the Company seeks Shareholder approval of the increase in the amount of authorized Common Stock at this time. There are no present agreements, commitments or undertakings with regard to the issuance of such





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





proposed additional shares. Shareholders do not have and, if the proposed amendment to the Certificate of Incorporation is approved, will not have pre-emptive rights to purchase any of such additional shares.

If the amendment is approved, the first paragraph of the FOURTH paragraph of the Certificate of Incorporation, as amended and restated, will be amended to read as follows:


          "FOURTH. The total number of shares which the corporation shall have authority to issue is 22,000,000 of which 20,000,000 shares shall be designated Common Stock, par value $.24 per share, and 2,000,000 shares shall be designated Preferred Stock, par value of $1.00 per share...."


          The remainder of Paragraph FOURTH shall be unaffected by the amendment and shall remain in full force and effect.


While the Company has no present agreement, commitment or undertaking relative to selling or issuing Common Stock at less than market value, the Company believes that, in order to effectuate a financing transaction to raise additional capital that will benefit the shareholders, it may have to sell or issue Common Stock at less than market value. The Company is seeking shareholder approval at this time in order to have the flexibility to complete such a transaction, should it be necessary in light of the then prevailing market conditions, and without having to call another shareholder meeting for approval.

Section 713 of the American Stock Exchange Rules and Policies requires shareholder approval as a prerequisite to approval of applications to list additional shares to be issued in connection with a transaction involving:

                   "(i)   the sale or issuance by the Company of Common Stock
(or securities convertible into Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal shareholders of the company equals 20% or more of presently outstanding Common Stock; or

                   (ii) the sale or issuance by the Company of Common Stock (or securities convertible into Common Stock) equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock".


THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMMON STOCK OF THE COMPANY PRESENT OR REPRESENTED AT THE MEETING IS REQUIRED TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION. AN AFFIRMATIVE VOTE IS RECOMMENDED BY MANAGEMENT.





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OTHER BUSINESS

As of the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Special Meeting is that hereinabove set forth. If any other matter or matters are properly brought before the Special Meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                                         By the Order of the Board of Directors,


                                         Mark C. Donadio
                                         Secretary


Dated:    _____________________________





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





                   BARRISTER INFORMATION SYSTEMS CORPORATION

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               FOR SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


    The undersigned hereby appoints HENRY P. SEMMELHACK and MARK C. DONADIO as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Barrister Information Systems Corporation held of record by the undersigned on February 7, 1996 at the Special Meeting of Shareholders to be held on March 1, 1996, or any adjournments thereof, upon the matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting. THIS PROXY WILL BE VOTED FOR ELECTION OF THE DIRECTORS AND FOR ALL OTHER ITEMS, UNLESS A CONTRARY INSTRUCTION IS GIVEN, IN WHICH CASE IT WILL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION.


          PLEASE FILL IN, DATE AND SIGN ON THE REVERSE SIDE AND RETURN
                    THIS PROXY IN THE ACCOMPANYING ENVELOPE.

                               PROXY BALLOT CARD
                   BARRISTER INFORMATION SYSTEMS CORPORATION
                                  COMMON STOCK



         _______________________________           _________________________
         Account Number                            Common


The Board of Directors recommends that you vote FOR Proposal 1.



1. PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 20,000,000 FROM 10,000,000 AND FOR AUTHORITY TO SELL OR ISSUE COMMON STOCK EQUAL TO 20% OR MORE OF THE THEN PRESENTLY OUTSTANDING STOCK FOR LESS THAN THE MARKET VALUE OF THE STOCK AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.


         FOR     AGAINST     ABSTAIN



[                         ]
                                      Please sign here exactly as name appears to left.



                                      Dated: ____________________________, 1996
[                             ]


                                      ________________________________________
                                      Signature of Shareholder




                                      ________________________________________
                                      Signature of Shareholder
                                      Persons signing in a representative
                                      capacity should indicate their capacity.